Deutsche Asset
& Wealth Management
                                                                       [DB Logo]


Summary Prospectus | December 16, 2014



Deutsche Diversified Market Neutral Fund

(formerly DWS Diversified Market Neutral Fund)





 CLASS/Ticker    A   DDMAX    C   DDMCX    INST   DDMIX    S   DDMSX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated December 1, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks capital appreciation independent of stock market direction.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Deutsche funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 15) and Purchase and Redemption of Shares in the fund's SAI (p. II-15).


SHAREHOLDER FEES (paid directly from your investment)


                                                   A          C    INST      S
                                          ----------  ---------  ------  -----
Maximum sales charge (load) imposed on
purchases, as % of offering price              5.75     None     None    None
-----------------------------------------      ----     --       ------  ---
Maximum deferred sales charge (load), as
% of redemption proceeds                     None     1.00       None    None
-----------------------------------------    ------   ----       ------  ---
Account Maintenance Fee (annually, for
fund account balances below $10,000 and
subject to certain exceptions)              $   20    $20        None    $20
-----------------------------------------   -------   ----       ------  ---

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


                                              A          C        INST           S
                                      ---------  ---------  ----------  ----------
Management fee                            1.25       1.25       1.25        1.25
-------------------------------------     ----       ----       ----        ----
Distribution/service (12b-1) fees         0.24       1.00      None        None
-------------------------------------     ----       ----      -----       -----
  Dividend expenses on short sales        1.80       1.80       1.80        1.80
  Other expenses                          0.40       0.38       0.27        0.54
TOTAL OTHER EXPENSES                      2.20       2.18       2.07        2.34
-------------------------------------     ----       ----      -----       -----
Acquired funds fees and expenses          0.01       0.01       0.01        0.01
-------------------------------------     ----       ----      -----       -----
TOTAL ANNUAL FUND OPERATING EXPENSES      3.70       4.44       3.33        3.60
-------------------------------------     ----       ----      -----       -----

EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 926     $ 545     $ 336     $ 363
--       -----     -----     -----     -----
3        1,642     1,343     1,024     1,103
--       -----     -----     -----     -----
5        2,376     2,251     1,736     1,864
--       -----     -----     -----     -----
10       4,298     4,566     3,622     3,862
--       -----     -----     -----     -----

You would pay the following expenses if you did not redeem your shares:



YEARS           A         C      INST         S
-------  --------  --------  --------  --------
1        $ 926     $ 445     $ 336     $ 363
--       -----     -----     -----     -----
3        1,642     1,343     1,024     1,103
--       -----     -----     -----     -----
5        2,376     2,251     1,736     1,864
--       -----     -----     -----     -----
10       4,298     4,566     3,622     3,862
--       -----     -----     -----     -----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2014: 347%.

PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. The fund seeks to achieve its investment objective by employing a multi-manager approach whereby the fund's assets are allocated among separate investment management teams, including subadvisors, that employ different market neutral investment strategies. The fund's investment portfolio will primarily be comprised of long and short positions in securities from US, foreign or emerging markets and may also include derivative instruments that provide long or short exposures to such securities or relevant market indices. (The use of derivatives by the fund is described below in Derivatives and the sections describing each investment management team's investment strategy.) Each investment management team buys (takes long positions in) securities that it believes are undervalued and sells short securities (e.g., borrows the security and then sells it) that it believes are overvalued. The fund's long equity investments will consist mainly of common stocks, but may also include investments in other types of equities such as preferred stocks or convertible stocks.


The fund's portfolio may also consist of US government securities, US dollar denominated fixed income securities and cash equivalent securities.


MANAGEMENT PROCESS. Deutsche Investment Management Americas Inc. (DIMA or the Advisor) provides or oversees the provision of all investment advisory and portfolio management services for the fund. The fund's different investment management teams, including subadvisors, select individual portfolio securities and investments for the assets assigned to them. The Advisor, subject to the approval of the Board, has ultimate responsibility to recommend to the Board the hiring, termination and replacement of any subadvisors. The Advisor will allocate and, as needed, reallocate fund assets to the investment management teams, including subadvisors, whose strategies the Advisor believes, when combined to form a single portfolio, can provide attractive returns independent of the market.


The Advisor currently allocates the fund's assets among two subadvised sleeves managed by GAM International Management Limited (GAM) and Henderson Alternative Investment Advisor Limited (Henderson), respectively, and one sleeve managed by the Advisor. Each investment management team will employ different market neutral investment strategies when managing the assets of the fund allocated to it. The Advisor may also allocate the fund's assets to additional strategies and subadvisors in the future.


In selecting investment management teams, the Advisor seeks to identify investment management teams that, based on their investment strategies and historical performance, have the potential, in the opinion of the Advisor, to perform independently of each other and achieve low correlation to, and lower volatility than the markets. When determining how to allocate assets of the fund among the investment management teams, the Advisor will consider a variety of factors, including the fund's overall investment strategy, the investment strategy of the different investment management teams and their expected return potential, and the manner in which the investment management teams' historical and expected investment returns correlate with each other.


DERIVATIVES. In implementing their respective strategies, the investment management teams generally may use futures contracts and total return swaps, which are each a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular security or market or to maintain full long and short exposure. In addition, the respective investment management teams may use forward currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


ACTIVE TRADING. The fund may trade actively. This could raise transaction costs (thus lowering returns) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.


GAM'S MARKET NEUTRAL STRATEGY: The strategy is a market neutral European equity strategy that aims to achieve positive absolute returns irrespective of the market environment. The strategy invests primarily in equities and equity-related securities of European companies. In managing the strategy, portfolio management seeks market and sector neutrality by using pair trades, which is a long position in a stock portfolio management believes will increase in value while simultaneously holding a short position in a stock portfolio management believes will decrease in value in the same sector. Portfolio management connects each long/short pair trade decision to a particular profit-taking and stop-loss trigger target. Once a trigger threshold is reached, a strategy check is made and if the relevant factors have not changed, the long position is sold and the short position is closed out. Any portion of the strategy's assets not invested in long/short pair trades will generally be invested in US government securities, US dollar denominated fixed income securities and cash equivalent securities.


In implementing the strategy, portfolio management generally may use forward currency contracts.



                                       2
                                        Deutsche Diversified Market Neutral Fund


                                            SUMMARY PROSPECTUS December 16, 2014

HENDERSON'S MARKET NEUTRAL STRATEGY: The strategy is a 'best ideas' global, highly liquid equity long/short strategy that focuses exclusively on public equities. In choosing securities, portfolio management utilizes a bottom up, fundamental stock-selection criteria based on deep fundamental analysis. The strategy utilizes a mix of fundamental investment disciplines that include both growth and value strategies to reduce volatility and correlation. Long and short positions are typically exited when fundamentals change. For example, stock, sector or regional shifts in sentiment may all contribute to a decision to reduce or increase exposures in long and short positions respectively.


In implementing the strategy, portfolio management generally may use futures contracts, forward currency contracts and total return swaps.


THE ADVISOR'S MARKET NEUTRAL STRATEGY: The long/short strategy employs a proprietary multi-factor quantitative model that ranks securities based on expected performance over a defined time horizon. The rankings are supported through factor selection and weightings that reflect the efficacy and consistency of all the factors that are analyzed. The model utilizes numerous quantitative factors across broad categories such as valuation, momentum, profitability, earnings and sales growth, expected return and risk contribution. The quantitative factors considered and their relative weightings can change over time. In constructing the portfolio, market neutrality will be achieved by investing equal dollar amounts in the long and short portfolios. Long positions will normally be sold or reduced when the expected performance declines or other investments offer better opportunities. If the expected outlook is sufficiently negative, the stock may be shorted.


In implementing the strategy, portfolio management generally may use futures contracts.



MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


MULTI-MANAGER APPROACH RISK. While the investment strategies employed by the fund's investment management teams are intended to be complementary, they may not in fact be complementary. The interplay of the various strategies employed by the fund's multiple investment management teams may result in the fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the fund's performance depending upon the performance of those securities and the overall economic environment. The investment management teams selected for the fund may underperform the market generally or other investment management teams that could have been selected for the fund. The multi-manager approach could increase the fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the fund's portfolio securities, higher brokerage commissions and other transaction costs. The success of the fund's investment strategy depends on, among other things, both the Advisor's skill in selecting investment management teams and allocating assets to those investment management teams and the skill of the investment management teams in executing the relevant investment strategy and selecting investments for the fund. The degree of correlation among the various investment strategies of the investment management teams and the market as a whole will vary as a result of market conditions and other factors, and certain investment management teams could have a greater degree of correlation with each other and with the market than other investment management teams.


STOCK MARKET RISK. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. While the fund is designed so that its price movements should not correlate with those of the overall stock market, if the fund does not achieve this result then its share price may decline when the overall stock market declines.


SHORT SALE RISK. If the fund sells a security short and subsequently has to buy the security back at a higher price, the fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the fund must pay to a lender of the security. The amount the fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the fund, could increase the exposure of the fund to the market, increase losses and increase the volatility of returns.


The fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


SECURITY SELECTION RISK. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or



                                       3
                                        Deutsche Diversified Market Neutral Fund


                                            SUMMARY PROSPECTUS December 16, 2014
other matters. Because the fund takes both long and short positions, the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the fund's potential losses could exceed those of other mutual funds that hold only long stock positions.

DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


COMPARATIVE RISK. Although the fund seeks to achieve returns that exceed those of 3-month US Treasury Bills, investors should be aware that the fund has higher risks than 3-month US Treasury Bills because, among other differences, Treasury Bills are backed by the full faith and credit of the US Government, have a fixed rate of return, and generally are less volatile than an investment in an equity mutual fund, such as the fund.


VALUE INVESTING RISK. As a category, value stocks may underperform growth stocks (and the stock market as a whole) over any period of time. In addition, value stocks selected for investment by portfolio management may not perform as anticipated.


GROWTH INVESTING RISK. As a category, growth stocks may underperform value stocks (and the stock market as a whole) over any period of time. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, the economy, political developments, or other news.


INVESTMENT STYLE RISK. To the extent that the fund maintains a style-neutral portfolio, either growth funds or value funds may outperform the fund during any time period when one or the other is in favor. To the extent that the fund's portfolio favors either growth or value stocks, it may perform less well than if it had remained style-neutral if the style it favors underperforms the overall market.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than medium-sized or large company stocks. Because stock analysts are less likely to follow small companies, less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they may lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


CREDIT RISK. The fund's performance could be hurt if an issuer of a security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or inability to meet a financial obligation.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Other securities that are supported only by the credit of the issuing agency or instrumentality are subject to greater credit risk than securities backed by the full faith and credit of the US government. This is because the US government might provide financial support, but has no obligation to do so, if there is a potential or actual loss of principal or failure to make interest payments.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


IPO RISK. Prices of securities bought in an initial public offering (IPO) may rise and fall rapidly, often because of investor perceptions rather than economic reasons. To the extent a mutual fund is small in size, its IPO investments



                                       4
                                        Deutsche Diversified Market Neutral Fund


                                            SUMMARY PROSPECTUS December 16, 2014
may have a significant impact on its performance since they may represent a larger proportion of the fund's overall portfolio as compared to the portfolio of a larger fund.

PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Prior to July 19, 2013, the fund had a sub-advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (Class A)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]

  2007       2008      2009       2010      2011      2012      2013
  -3.84      6.80       -1.96     2.60      0.64      0.53      2.56





                   RETURNS   PERIOD ENDING
 BEST QUARTER      4.75%     December 31, 2008
 WORST QUARTER     -3.90%    September 30, 2008
 YEAR-TO-DATE      -1.86%    September 30, 2014

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2013 expressed as a %)

After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Index inception comparison began on October 31, 2006.



                                  CLASS           1           5       SINCE
                              INCEPTION        YEAR       YEARS   INCEPTION
                           ------------  ----------  ----------  ----------
CLASS A before tax         10/13/2006        -3.34       -0.33       -0.07
-------------------------  ----------       ------      ------      ------
  After tax on distribu-
  tions                                      -4.98       -0.76       -0.67
  After tax on distribu-
  tions and sale of fund
  shares                                     0.36        -0.25       -0.21
-------------------------  ----------       ------      ------      ------
CLASS C before tax         10/13/2006        1.77        0.10        -0.02
-------------------------  ----------       ------      ------      ------
INST CLASS before tax      10/13/2006        2.95        1.20        1.05
-------------------------  ----------       ------      ------      ------
CLASS S before tax         10/13/2006        2.75        1.04        0.93
-------------------------  ----------       ------      ------      ------
CITIGROUP 3-MONTH T -
BILL INDEX (reflects no
deduction for fees,
expenses or taxes)                           0.05        0.10        1.08
-------------------------  ----------       ------      ------      ------

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

MIHIR MESWANI, DIRECTOR, DIMA. Portfolio Manager of the fund. Began managing the fund in 2014.


CHRIS UMSCHEID, DIRECTOR, DIMA. Portfolio Manager of the fund. Began managing the fund in 2013.



                                       5
                                        Deutsche Diversified Market Neutral Fund


                                            SUMMARY PROSPECTUS December 16, 2014

OWEN FITZPATRICK, CFA, MANAGING DIRECTOR, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.


PANKAJ BHATNAGAR, PHD, MANAGING DIRECTOR, DIMA. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.


SUBADVISOR

GAM International Management Limited


PORTFOLIO MANAGER(S)

ANDY KASTNER, CFA. Portfolio Manager at GAM International Management Limited. Lead Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


OLIVER MASLOWSKI. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


GUIDO MARVEGGIO. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


DeSIReE MUELLER. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


LAURENCE KUBLI. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


MATTHIAS WILDHABER. Portfolio Manager at GAM International Management Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2014.


SUBADVISOR

Henderson Alternative Investment Advisor Limited


PORTFOLIO MANAGER(S)

GRAHAM KITCHEN, CFA. Head of Equities at Henderson Alternative Investment Advisor Limited. Portfolio Manager of a sleeve of the fund. Began managing the fund in 2013.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                                         AUTOMATIC
                                        UGMAS/          INVESTMENT
             NON-IRA            IRAS     UTMAS               PLANS
        ------------  --------------  --------  ------------------
A C         1,000            500       1,000             500
------      -----            ---       -----             ---
INST    1,000,000           N/A         N/A             N/A
------  ---------           ----       -----            ----
S           2,500          1,000       1,000           1,000
------  ---------          -----       -----           -----

For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.

TO PLACE ORDERS


MAIL           New Accounts             Deutsche Asset & Wealth Management
                                        PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   Deutsche Asset & Wealth Management
                                        PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            Deutsche Asset & Wealth Management
               Redemptions              PO Box 219557
                                        Kansas City, MO 64121-9557
EXPEDITED MAIL                          Deutsche Asset & Wealth Management
                                        210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                deutschefunds.com
TELEPHONE                               (800) 728-3337
                                        M - F 8 a.m. - 8 p.m. ET
TDD LINE                                (800) 972-3006, M - F 8 a.m. - 8 p.m. ET


Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Institutional Class shares are generally available only to qualified institutions. Class S shares are only available to a limited group of investors.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


                                       6
                                        Deutsche Diversified Market Neutral Fund
                                  SUMMARY PROSPECTUS December 16, 2014 DDMNF-SUM